Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

NOTE 8—GOODWILL AND INTANGIBLE ASSETS

Goodwill

The following table shows changes in the carrying amount of goodwill, by segment, from December 31, 2012 to December 31, 2013 and from December 31, 2013 to December 31, 2014, respectively:

	Performance Materials
	Latex	Synthetic Rubber	Performance Plastics	Basic Plastics & Feedstocks	Total
Balance at December 31, 2012	$14,280	$9,780	$3,352	$8,691	$36,103
Divestiture (Note 3)	—	—	—	(383)	(383)
Foreign currency impact	621	425	146	361	1,553

Balance at December 31, 2013	$14,901	$10,205	$3,498	$8,669	$37,273
Purchase accounting adjustment (Note 16)*	664	455	156	404	1,679
Foreign currency impact	(1,750)	(1,199)	(411)	(1,018)	(4,378)

Balance at December 31, 2014	$13,815	$9,461	$3,243	$8,055	$34,574

*	The purchase price adjustment for the year ended December 31, 2014 relates to the Company’s other postretirement benefit obligations provided to its employees in Brazil. Refer to Note 16 to the consolidated financial statements for a detailed discussion of this adjustment.

Goodwill impairment testing is performed annually as of October 1st. In 2014, the Company performed its annual impairment test for goodwill and determined that the estimated fair value of each reporting unit was substantially in excess of the carrying value indicating that none of the Company’s goodwill was impaired. The Company concluded there were no goodwill impairments or triggering events for the years ended December 31, 2014, 2013, and 2012.

Other Intangible Assets

The following table provides information regarding the Company’s other intangible assets as of December 31, 2014 and 2013, respectively:

		December 31, 2014			December 31, 2013
	Estimated Useful Life (Years)	Gross Carrying Amount	Accumulated Amortization	Net	Gross Carrying Amount	Accumulated Amortization	Net
Developed technology	15	$188,854	$(56,782)	$132,072	$210,546	$(49,713)	$160,833
Manufacturing Capacity Rights	6	23,095	(2,809)	20,286	—	—	—
Software	5	13,177	(6,441)	6,736	11,034	(4,099)	6,935
Software in development	N/A	6,000	—	6,000	3,746	—	3,746
Other	N/A	264	—	264	—	—	—

Total		$231,390	$(66,032)	$165,358	$225,326	$(53,812)	$171,514

In March 2014, the Company entered into an agreement with material supplier JSR Corporation, Tokyo (“JSR”) to acquire its current production capacity rights at the Company’s rubber production facility in Schkopau, Germany for a purchase price of €19.0 million (approximately $26.1 million based upon the acquisition date foreign exchange rate). Prior to this agreement, JSR held 50% of the capacity rights of one of the Company’s three solution styrene-butadiene rubber (“SSBR”) production trains in Schkopau. As a result, effective March 31, 2014, the Company had full capacity rights to this production train. The €19.0 million purchase price was recorded in “Other intangible assets, net” in the consolidated balance sheets, and is being amortized over its estimated useful life of approximately 6.0 years. Further, the purchase price was recorded within capital expenditures in investing activities in the consolidated statement of cash flows for the year ended December 31, 2014.

Amortization expense related to finite-lived intangible assets totaled $19.6 million, $15.7 million, and $14.7 million, for the years ended December 31, 2014, 2013 and 2012, respectively.

The following table details the Company’s estimated amortization expense for the next five years, excluding any amortization expense related to software currently in development:

Estimated Amortization Expense for the Next Five Years
2015	2016	2017	2018	2019
$19,353	$18,788	$17,952	$17,252	$17,000